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                                                                   EXHIBIT 10.48



                                                                 August 25, 1997



To the signatories hereto



Gentlemen:



     On July 30, 1997, Goody's Family Clothing, Inc. (the "Company") filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-3, as amended by Amendment No. 1 filed with the SEC on August 18, 1997 (the Registration Statement and the Prospectus contained therein, and any Amendment or Post-Effective Amendment to the Registration Statement and the Prospectus contained in any such Amendment or Post-Effective Amendment are herein referred to as the "Registration Statement") relating to the proposed offering and sale by the selling shareholders named therein (the "Selling Shareholders") of up to 2,327,000 shares (including 300,000 shares subject to the Underwriters' over-allotment option) of common stock, no par value per share, of the Company (collectively, the "Shares").



     In order to provide for the allocation of any liabilities and costs that arise in connection with the offering of the Shares under the Registration Statement (the "Offering"), each of the Company and the Selling Shareholders have agreed as follows:



          1. The Company agrees to indemnify and hold harmless each Selling Shareholder against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) (collectively, the "Liabilities") to which such Selling Shareholder may become subject under the Securities Act of 1933 (the "Act"), the Securities Exchange Act of 1934 or otherwise as and when incurred arising out of, based upon, or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with information furnished to the Company by such Selling Shareholder for inclusion in the Registration Statement.



          If any action is brought against any Selling Shareholder in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Selling Shareholder shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have except to the extent it may have been prejudiced in any material respect by such failure), and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such Selling Shareholder) and payment of fees and expenses. Such Selling Shareholder shall have the right to employ his own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Selling Shareholder unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such Selling Shareholder to have charge of the defense of such action or such Selling Shareholder shall have reasonably concluded upon advice of counsel that there may be one or more legal defenses available to him or to other Selling Shareholders which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the Selling Shareholder(s). It is understood that the Company shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate law firm (together with appropriate local counsel) for all the Selling Shareholders. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected

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     without its written consent, which shall not be unreasonably withheld or delayed. The Company shall not, without the prior written consent of each Selling Shareholder that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder, unless such settlement, compromise, consent, or termination includes an unconditional release of each Selling Shareholder from all liability in respect of such action. The Company agrees promptly to notify the Selling Shareholder of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the Offering.



          2. Each Selling Shareholder shall pay proportionally (based upon the net proceeds, after deducting underwriting discounts and commissions, received by each of them from the sale of the Shares (including Shares subject to the Underwriters' over-allotment option) under the Registration Statement) all expenses incurred in connection with the Offering, including, but not limited to, all legal and accounting fees and expenses, printing, registration fees and all other expenses set forth in Part II of the Registration Statement (collectively, the "Expenses"); provided, however, that the Company hereby agrees to pay all expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees (including, but not limited to, the Selling Shareholders) in connection with any meetings with prospective investors in the Shares. In the event that the Offering is terminated for any reason, the Expenses shall be paid solely by Robert M. Goodfriend.



     Please indicate your acceptance of the terms of this Agreement by your signature below.



                                          GOODY'S FAMILY CLOTHING, INC.


                                          By:     /s/ REGIS J. HEBBELER
                                            ------------------------------------
                                                     Regis J. Hebbeler
                                                       Vice President

                                               /s/ ROBERT M. GOODFRIEND
                                          --------------------------------------
                                                   Robert M. Goodfriend

                                                   /s/ HARRY M. CALL
                                          --------------------------------------
                                                      Harry M. Call

                                                 /s/ EDWARD R. CARLIN
                                          --------------------------------------
                                                     Edward R. Carlin